UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025 (April 12, 2025)

Qorvo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation) Identification No.)	(Commission File Number)	(IRS Employer

7628 Thorndike Road Greensboro, North Carolina	27409-9421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 664-1233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Qorvo, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 14, 2025 (the “Original Filing”), for the sole purpose of supplementing Item 5.02 of the Original Filing to include additional disclosure regarding the committee assignments made by the Company’s Board of Directors (the “Board”). No other revisions have been made to the Original Filing, and except as provided herein, this Amendment does not amend, update, or change any other items or disclosure contained in the Original Filing.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original Filing, the Board appointed Richard L. Clemmer and Chris Koopmans to the Board, effective on April 12, 2025. At the time of the Original Filing, the Board had not determined committee assignments for each of Messrs. Clemmer and Koopmans. The Company is filing this Form 8-K/A to report that on May 9, 2025, Mr. Clemmer was appointed as a member of the Compensation Committee of the Board and Mr. Koopmans was appointed as a member of the Audit Committee of the Board.

 IMPORTANT ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION:

Qorvo, Inc. (the “Company”) intends to file a proxy statement and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “2025 Annual Meeting”) and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on. The Company may also file other relevant documents regarding its solicitation of proxies for the 2025 Annual Meeting.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY ARE FILED BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The Company’s stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Company with the SEC without charge from the SEC’s website at www.sec.gov.  Copies of the documents filed by Company with the SEC also may be obtained, without charge, by directing a request to Qorvo, Inc., Attention: Corporate Secretary, 7628 Thorndike Road, Greensboro, North Carolina 27409; telephone (336) 664-1233, or from the Company’s website at www.qorvo.com.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2025 Annual Meeting.  Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2024 Annual Meeting of stockholders, filed with the SEC on June 28, 2024 (the “2024 Proxy Statement”), including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Compensation Committee Interlocks and Insider Participation,” “Executive Officers,” “Proposal 2: Approval of the Compensation of Our Named Officers,” “Executive Compensation,” “Pay Versus Performance,” “Compensation of Directors,” “Equity Compensation Plan Information,” “Security Ownership of Certain Beneficial Owners and Management,” and “Related Person Transactions.”  To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including: Form 4s filed by Robert A. Bruggeworth on August 6, 2024, August 12, 2024, August 14, 2024, August 16, 2024, November 12, 2024 and May 7, 2025; Form 4s filed by Grant A. Brown on August 6, 2024, August 12, 2024, August 14, 2024, August 16, 2024, November 12, 2024 and May 7, 2025; Form 4s filed by Philip J. Chesley on August 6, 2024, August 14, 2024, August 16, 2024, November 12, 2024, November 18, 2024, December 6, 2024 and May 7, 2025; Form 4s filed by Steven E. Creviston on August 6, 2024, August 12, 2024, August 14, 2024, August 16, 2024, November 12, 2024 and May 7, 2025; Form 4s filed by Paul J. Fego on August 6, 2024, August 12, 2024, August 14, 2024, August 16, 2024, August 21, 2024, September 4, 2024, November 12, 2024 and May 7, 2025; Form 4s filed by Gina B. Harrison on July 9, 2024, August 6, 2024, August 12, 2024, August 14, 2024, September 9, 2024, November 12, 2024 and May 7, 2025; Form 4s filed by Frank P. Stewart on August 6, 2024, August 12, 2024, August 14, 2024, and November 12, 2024 and May 7, 2025; Form 4 filed by Judy Bruner on August 14, 2024; Form 4s filed by John R. Harding on August 14, 2024 and May 8, 2025; Form 4s filed by Roderick D. Nelson on August 14, 2024 and August 28, 2024; Form 4 filed by Walden C. Rhines on August 14, 2024; Form 4 filed by Susan L. Spradley on August 14, 2024; Form 3 filed by Alan S. Lowe on November 13, 2024 and Form 4 filed by Alan S. Lowe on November 13, 2024; Form 3 filed by Richard L. Clemmer on April 15, 2025 and Form 4 filed by Richard L. Clemmer on April 15, 2025; Form 3 filed by Chris Koopmans on April 15, 2025 and Form 4 filed by Chris Koopmans on April 15, 2025.  Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended March 30, 2023, filed with the SEC on May 20, 2024, the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 29, 2024, September 28, 2024 and December 28, 2024, filed with the SEC on July 31, 2024, October 30, 2024 and January 29, 2025, and certain of the Company’s Current Reports on Form 8-K, filed with the SEC on August 15, 2024, November 12, 2024, January 10, 2025 and April 14, 2025.  More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

Date:	May 9, 2025	By:	/s/ Grant A. Brown
			Name:	Grant A. Brown
			Title:	Chief Financial Officer